      As filed with the Securities and Exchange Commission on September 25, 2000
                                                   Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                             ----------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                         VALUEVISION INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)

                MINNESOTA                                    41-1673770
     (State or other jurisdiction of                      (I.R.S. Employer
      incorporation or organization)                    Identification No.)

           6740 SHADY OAK ROAD                               55344-3433
         EDEN PRAIRIE, MINNESOTA                             (Zip Code)
              "WWW.VVTV.COM"
 (Address of principal executive offices)

                         VALUEVISION INTERNATIONAL, INC.
                      SECOND AMENDED 1990 STOCK OPTION PLAN
                            (Full title of the plan)

                                 GENE MCCAFFERY
                        CHAIRMAN OF THE BOARD, PRESIDENT
                           AND CHIEF EXECUTIVE OFFICER
                               6740 SHADY OAK ROAD
                       EDEN PRAIRIE, MINNESOTA 55344-3433
                     (Name and address of agent for service)

   Telephone number, including area code, of agent for service: (952) 947-5200

                             ----------------------

                                   copies to:

  Andrew G. Humphrey, Esq.                      Nathan E. Fagre, Esq.
     Faegre & Benson LLP              Senior Vice President and General Counsel
   2200 Wells Fargo Center                 ValueVision International, Inc.
   90 South Seventh Street                       6740 Shady Oak Road
Minneapolis, Minnesota 55402                Eden Prairie, Minnesota 55344
       (612) 336-3000                               (952) 947-5298

                                      -----
                                -----------------


                         CALCULATION OF REGISTRATION FEE

======================== ======================== ====================== ===================== =====================
                                                                               Proposed
                                                        Proposed               maximum
       Title of                  Amount                  maximum              aggregate             Amount of
     securities to                to be              offering price            offering            registration
     be registered             registered             per share (1)           price (1)                fee
------------------------ ------------------------ ---------------------- --------------------- ---------------------
     Common Stock,
    $.01 par value          1,000,000 shares            $25.78125           $25,781,250.00            $6,807
======================== ======================== ====================== ===================== =====================


(1) Estimated solely for the purpose of the registration fee pursuant to Rule 457(h)(1) based on the average of the high and low sales prices per share of the Registrant's Common Stock on September 20, 2000 as reported on the Nasdaq National Market.
================================================================================

                                EXPLANATORY NOTE

         This Registration Statement on Form S-8 is being filed for the purpose of registering an additional 1,000,000 shares of the Registrant's Common Stock to be issued pursuant to the Registrant's Second Amended 1990 Stock Option Plan, as amended (the "Plan"). The Registration Statement on Form S-8 previously filed with the Commission relating to the Plan (File No. 333-84705) is incorporated by reference herein.


                                    EXHIBITS

         Exhibit                         Description
         -------                         -----------
         5              Opinion of Faegre & Benson LLP

         23.1           Consent of Faegre & Benson LLP (contained in Exhibit 5 to this Registration
                        Statement)

         23.2           Consent of Arthur Andersen

         24             Powers of Attorney (included on page II-1 of this Registration Statement)

         99             Second Amended 1990 Stock Option Plan (as amended and restated)

------------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eden Prairie, State of Minnesota, on September 25, 2000.


                             VALUEVISION INTERNATIONAL,  INC.
                             (Registrant)


                             By /s/  GENE MCCAFFERY
                                ------------------------------------------------
                                     Gene McCaffery
                                     Chairman of the Board, President and Chief
                                     Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of ValueVision International, Inc., hereby severally constitute Gene McCaffery, Richard Barnes or Nathan E. Fagre, and each of them singly, as true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names, in the capacities indicated below the registration statement filed herewith and any amendments to said registration statement, and generally to do all such things in our name and behalf in our capacities as officers and directors to enable ValueVision International, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said registration statement and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the 25th day of September, 2000 by the following persons in the capacities indicated:

                    NAME                                          TITLE
                    ----                                          -----

                                                     Chairman of the Board, President,
/s/      GENE MCCAFFERY                              Chief Executive Officer and Director
----------------------------------------------------
         Gene McCaffery
Principal Executive Officer

/s/      RICHARD BARNES                              Chief Financial Officer
----------------------------------------------------
         Richard Barnes
Principal Financial and Accounting Officer

/s/      MARSHALL S. GELLER                          Director
----------------------------------------------------
         Marshall S. Geller

/s/      ROBERT J. KORKOWSKI                         Director
----------------------------------------------------
         Robert J. Korkowski

/s/      PAUL D. TOSETTI                             Director
----------------------------------------------------
         Paul D. Tosetti

/s/      JOHN FLANNERY                               Director
----------------------------------------------------
         John Flannery

                                INDEX TO EXHIBITS


                                                                                                       Method
               Exhibit                                       Description                              of Filing
               -------                                       -----------                              ---------

5                                      Opinion of Faegre & Benson LLP.........................  Filed Electronically

23.1                                   Consent of Faegre & Benson LLP
                                       (contained  in its opinion  filed as  Exhibit 5 to this
                                       Registration Statement)

23.2                                   Consent of Arthur Andersen LLP.........................  Filed Electronically

24                                     Powers of Attorney
                                       (included on page II-1 of this Registration Statement)

99                                     Second  Amended  1990 Stock Option Plan (as amended and  Filed Electronically restated) .............................................

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